FREEDMAN, LEVY, KROLL & SIMONDS



                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 4 to the Form N-4 Registration Statement of Allstate Life of New York Separate Account A (File No. 333-74411).


                       /s/ Freedman, Levy, Kroll & Simonds
                         FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
September 29, 2000